                      FIFTEENTH AMENDMENT AND MODIFICATION
                         TO LOAN AND SECURITY AGREEMENT
                         ------------------------------

         THIS FIFTEENTH AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made effective as of November 27, 2002 by and among TODAY'S MAN, INC., a Pennsylvania corporation ("Borrower"); each of the Subsidiaries of the Borrower identified under the caption "Guarantor" on the signature pages of this Amendment (individually, a "Guarantor" and, collectively, the "Guarantors"); each of the financial institutions identified under the caption "Lenders" on the signature pages of this Amendment (including without limitation Standard Federal Bank National Association in such capacity) (individually, a "Lender" and, collectively, the "Lenders"); and STANDARD FEDERAL BANK NATIONAL ASSOCIATION, formerly known as Michigan National Bank, as successor in interest to Mellon Bank, N.A., as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         A. Borrower, Guarantors, Lender and Agent previously entered into a certain Loan and Security Agreement dated December 4, 1998, as amended by (i) that certain First Amendment and Modification to Loan and Security Agreement dated April 28, 1999, (ii) that certain Second Amendment and Modification to Loan and Security Agreement dated October 13, 1999, (iii) that certain Third Amendment and Modification to Loan and Security Agreement dated March 15, 2000,
(iv) that certain Fourth Amendment and Modification to Loan and Security Agreement dated May 1, 2000, (v) that certain Fifth Amendment and Modification to Loan and Security Agreement dated May 11, 2000, (vi) that certain Sixth Amendment and Modification to Loan and Security Agreement dated August 16, 2000,
(vii) that certain Seventh Amendment and Modification to Loan and Security Agreement dated November 15, 2000, (viii) that certain Eighth Amendment and Modification to Loan and Security Agreement dated February 28, 2001, (ix) that certain Ninth Amendment and Modification to Loan and Security Agreement dated June 14, 2001, (x) that certain Tenth Amendment and Modification to Loan and Security Agreement dated September 21, 2001, (xi) that certain Eleventh Amendment and Modification to Loan and Security Agreement dated December 14, 2001, (xii) that certain Twelfth Amendment and Modification to Loan and Security Agreement dated February 27, 2002 (the "Twelfth Amendment"), (xiii) that certain Thirteenth Amendment and Modification to Loan and Security Agreement dated April 25, 2002, and (xiv) that certain Fourteenth Amendment and Modification to Loan and Security Agreement dated September 30, 2002 (collectively, the "Loan Agreement"), pursuant to which, inter alia, Lender agreed to extend to Borrower a revolving credit facility up to a maximum outstanding principal amount of Twenty-Three Million Dollars ($23,000,000.00).

         B. Borrower, Guarantors, Lender and Agent are entering into this Amendment to amend certain terms and conditions of the Loan Agreement.

         C. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

              1. Seasonal Reduction of Obligations. Notwithstanding anything to the contrary contained in the Loan Agreement, the aggregate maximum amount of Obligations outstanding under the Loan Agreement and the other Loan Documents will not exceed the following amounts during the following periods:

         Maximum Amount of Obligations                                 Time Periods
         -----------------------------                                 ------------
                  $19,500,000                                 as of November 22, 2002 and at all times
                                                              thereafter through December 3, 2002
                  $19,000,000                                 as of December 4, 2002 and at all times
                                                              thereafter through December 6, 2002
                  $18,750,000                                 as of December 7, 2002 and at all times
                                                              thereafter through December 9, 2002
                  $18,000,000                                 as of December 10, 2002 and at all times
                                                              thereafter through December 11, 2002
                  $17,000,000                                 as of December 12, 2002 and at all times
                                                              thereafter through December 15, 2002
                  $16,500,000                                 as of December 16, 2002
                  $16,000,000                                 as of December 17, 2002
                  $15,100,000                                 as of December 18, 2002 and at all times
                                                              thereafter through December 22, 2002
                  $14,500,000                                 as of December 23, 2002
                  $14,000,000                                 as of December 24, 2002 and at all times
                                                              thereafter through December 25, 2002
                  $12,750,000                                 as of December 26, 2002 and at all times
                                                              thereafter through December 30, 2002
                  $11,500,000                                 as of December 31, 2002 and
                                                              at all times thereafter

              2. Permitted Out-Of-Formula Advances and Usage. Notwithstanding anything to the contrary contained in the Loan Agreement, Borrower may exceed the formula availability calculated pursuant to Sections 2.1 and 2.3 of the Loan Agreement by an amount not exceed the following amounts during the following periods:

         Maximum Out-Of Formula                               Time Periods
         ----------------------                               ------------
                  $1,500,000                                  as of November 22, 2002
                  $1,425,000                                  as of November 23, 2002
                  $1,350,000                                  as of November 24, 2002
                  $1,275,000                                  as of November 25, 2002
                  $1,200,000                                  as of November 26, 2002
                  $1,125,000                                  as of November 27, 2002
                  $1,050,000                                  as of November 28, 2002 and at all times
                                                              thereafter through December 1, 2002
                  $950,000                                    as of December 2, 2002 and at all times
                                                              thereafter through December 4, 2002
                  $500,000                                    as of December 5, 2002 and at all times
                                                              thereafter through December 8, 2002
                  $250,000                                    as of December 9, 2002 and at all times
                                                              thereafter through December 12, 2002
                  $0                                          as of December 13, 2002 and
                                                              at all times thereafter

                  In no event shall the outstanding Revolving Credit Facility Usage (including permitted Out-Of-Formula Advances described above) exceed the then maximum amount of outstanding Obligations (as amended and reduced as set forth in Paragraph 1 above) at any time. For purposes of this Amendment and the Loan Agreement, the term "Out-Of-Formula Advances" shall be redefined to mean the amount by which the then existing Revolving Credit Facility Usage exceeds the then applicable Borrowing Base. Upon the occurrence of a Default or an Event of Default under the Loan Documents, at Agent's option, Borrower will repay in full all Out-Of-Formula Advances.

                  3. Letter of Credit Sublimit. Notwithstanding anything to the contrary contained in the Loan Agreement (including, without limitation, Section
4.4 thereof), as of the date hereof and at all times thereafter, the aggregate outstanding undrawn amount of all Letters of Credit will not exceed $1,600,000 (the "Letter of Credit Sublimit"), provided however, Agent may, in its sole and absolute discretion, issue for the account of Borrower Letters of Credit at any time after the date hereof in an aggregate face amount not to exceed $250,000 (the "Additional Letters of Credit"), provided that the aggregate face amount of the Additional Letters of Credit together with any other Letters of Credit then outstanding do not exceed the Letter of Credit Sublimit.

                  4. Tangible Net Worth. Section 13.1 of the Loan Agreement shall be and is hereby amended to read in its entirety as follows:

                  "13.1. Tangible Net Worth. Borrower will maintain Tangible Net Worth of not less than the following amounts for the following periods:

         Amount                                      Periods
         ------                                      -------
         $19,119,000                                 as of January 5, 2002, and at
                                                     all times thereafter until
                                                     January 31, 2002;
         $14,912,000                                 as of February 1, 2002 and at all
                                                     times thereafter until March 1, 2002;
         $13,205,000                                 as of March 2, 2002 and at all times
                                                     thereafter until April 5, 2002;
         $12,730,000                                 as of April 6, 2002 and at all times
                                                     thereafter until May 3, 2002;
         $12,857,000                                 as of May 4, 2002 and at all times
                                                     thereafter until May 31, 2002;
         $13,420,000                                 as of June 1, 2002 and at all times
                                                     thereafter until July 5, 2002;
         $13,706,000                                 as of July 6, 2002 and at all times
                                                     thereafter until August 2, 2002;
         $12,209,000                                 as of August 3, 2002 and at all times
                                                     thereafter until August 30, 2002;
         $11,144,000                                 as of August 31, 2002 and at all
                                                     times thereafter until October 4, 2002;
         $10,223,000                                 as of October 5, 2002 and at all times
                                                     thereafter until November 1, 2002;
         $9,724,000                                  as of November 2, 2002 and at all
                                                     times thereafter until November 29, 2002;
         $12,308,000                                 as of November 30, 2002 and at all
                                                     times thereafter until January 3, 2003;
         $15,395,000                                 as of January 4, 2003 and at all times
                                                     thereafter until January 31, 2003; and
         $14,272,000                                 as of February 1, 2003 and at all times thereafter."

                  5. Indebtedness to Tangible Net Worth. Section 13.2 of the Loan Agreement shall be and is hereby amended to read in its entirety as follows:

                  "13.2. Indebtedness to Tangible Net Worth Ratio. Borrower will maintain a ratio of Indebtedness (excluding any Subordinated Indebtedness) to Tangible Net Worth of not more than (i) 2.25 to 1.0 as of January 5, 2002 and all times thereafter through January 31, 2002,
         (ii) 3.06 to 1.0 as of February 1, 2002 and all times thereafter until March 1, 2002, (iii) 3.13 to 1.0 as of March 2, 2002 and at all times thereafter through April 5, 2002, (iv) 3.23 to 1.0 as of April 6, 2002 and at times thereafter through May 3, 2002, (v) 3.22 to 1.0 as of May 4, 2002 and at times thereafter trough May 31, 2002, (vi) 3.06 to 1.0 as of June 1, 2002 and at all times thereafter through July 5, 2002,
         (vii) 2.86 to 1.0 as of July 6, 2002 and at all times thereafter through August 2, 2002, (viii) 3.23 to 1.0 as of August 3, 2002 and at all times thereafter through August 30, 2002, (ix) 3.83 to 1.0 as of August 31, 2002 and at all times thereafter through October 4, 2002,
         (x) 4.1 to 1.0 as of October 5, 2002 and at all times thereafter through November 1, 2002, (xi) 4.55 to 1.0 as of November 2, 2002 and at all times thereafter through November 29, 2002, (xii) 3.51 to 1.0 as of November 30, 2002 and at all times thereafter through January 3, 2003, (xiii) 2.59 to 1.0 as of January 4, 2003 and at all times thereafter through January 31, 2003, and (xiv) 2.67 to 1.0 as of February 1, 2003 and at all times thereafter."

                  6. Net Income/Net Loss. Section 13.5 of the Loan Agreement shall be and is hereby amended to read in its entirety as follows:

                  "13.5. Net Income/Net Loss. Borrower will maintain a level of Net Income/Net Loss of not less than the following amounts for the following periods (where a loss is indicated, such loss shall not be greater than the indicated amount):

         Amount                                      Periods
         ------                                      -------

         ($1,623,000)                                For the fiscal month ending
                                                     March 2, 2002
         ($850,000)                                  For the fiscal month ending
                                                     April 6, 2002
         ($173,000)                                  For the fiscal month ending
                                                     May 4, 2002
         $263,000                                    For the fiscal month ending
                                                     June 1, 2002
         ($14,000)                                   For the fiscal month ending
                                                     July 6, 2002
         ($1,797,000)                                For the fiscal month ending
                                                     August 3, 2002
         ($1,364,000)                                For the fiscal month ending
                                                     August 31, 2002
         ($1,082,000)                                For the fiscal month ending
                                                     October 5, 2002
         ($499,000)                                  For the fiscal month ending
                                                     November 2, 2002
         $433,000                                    For the fiscal month ending
                                                     November 30, 2002
         $2,787,000                                  For the fiscal month ending
                                                     January 4, 2003

         ($1,424,000)                                For the fiscal month ending
                                                     February 1, 2003

                  7. Amendment and Restatement of Financial Covenants. Borrower agrees that Agent and Lender may amend and restate in their entirety the financial covenants set forth in Article 13 of the Loan Agreement (as amended above), in their sole discretion, at such time as Borrower obtains any New Capital Funds. Borrower agrees to execute and deliver to Agent an amendment to Loan Agreement evidencing such amendment and restatement of the financial covenants in form and content acceptable to Agent.

                  8. Monthly Statements. Notwithstanding anything to the contrary contained in the Loan Agreement (including without limitation Section
14.4 thereof), Borrower will deliver to Agent, on or before December 16, 2002, the monthly financial statements of Borrower for the month ending November, 2002.

                  9. Borrowing Base Certifications and Related Documents.
Section 14.5 of the Loan Agreement shall be and is hereby amended to read in its entirety as follows:

                  "14.5. Borrowing Base Certifications and Related Documents. On each Business Day and as otherwise requested by Agent, a Borrowing Base Certificate in the form of Exhibit H attached hereto, together with such additional information as may be requested by Agent, certified as to accuracy by the chief financial officer, controller, director of corporate reporting or president of Borrower."

                  10. Fees. Borrower agrees to pay to Agent (for the benefit of the Lender) certain fees in connection with Agent and Lender entering into this Amendment

                  11. Confirmation of Collateral. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Agent or any Lender of any of its rights under the Loan Documents or at law or in equity. All liens, security interest, rights and remedies granted to Agent or Lenders in Loan Documents are hereby ratified, confirmed and continued. Borrower and Guarantors acknowledge and agree that the term "Loan Documents" as used in the Loan Agreement and any other documents executed in connection therewith shall include, without limitation, this Amendment and any and all other documents executed in connection herewith.

                  12. Challenge to Enforcement. Borrower and Guarantors acknowledge and agree that they do not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

                  13. Representation and Warranties. Borrower and Guarantors hereby represent and warrant, which representations and warranties shall survive until all Obligations are paid and satisfied in full, as follows:

                      13.1 All representations and warranties of Borrower and Guarantors set forth in the Loan Documents are true and complete in all material respects as of the date hereof.

                      13.2 Upon the effectiveness of this Amendment, no condition or event exists or has occurred which would constitute an event of default under the Loan Documents or under any other material agreement between Borrower, any Guarantor and any other third party (or would, upon the giving of notice or the passage of time, or both constitute an event of default).

                      13.3 Except as otherwise previously disclosed to Agent in writing, Borrower has not received any notice of default or event of default from any other lender, trustee or lessor with respect to any other loan, financing or lease agreement.

                      13.4 The execution and delivery of this Amendment by Borrower and Guarantors and all documents and agreements to be executed and delivered pursuant to the terms hereof:

                           (a) have been duly authorized by all requisite
corporate action by Borrower and by each Guarantor;

                           (b) will not conflict with or result in the breach of
or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's or any Guarantor's Articles of Incorporation, By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which Borrower or any Guarantor is a party or by which any of them is bound or affected; and

                           (c) will not result in the creation or imposition of
any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower or any Guarantor, except liens in favor of the Agent or as permitted hereunder or under the Loan Documents.

                  14. Conditions. The obligation of Agent and Lender to enter into this Amendment is subject to the following conditions (any of which may be waived by Agent):

                      14.1 Loan Documents. Borrower and Guarantors and all other required persons and entities will have executed and delivered to Agent this Amendment and such other documents as Agent may require.

                      14.2 Secretary Certificate. Borrower will have delivered to Agent a certificate from the Secretary of Borrower and each Guarantor attesting to the resolutions of Borrower's and each Guarantor's board of directors authorizing its execution, delivery and performance of the Loan Agreement, this Amendment, the other Loan Documents to which Borrower and each Guarantor, respectively, is a party and authorizing certain specific officers of Borrower and each Guarantor to execute the same. Such certificate shall include a list of each member of the Borrower's and each Guarantor's board of directors and officers by name and title.

                      14.3 Other Documents. Such other documents as may be required to be submitted to Agent by the terms hereof or any of the Loan Documents shall have been delivered by or on behalf of Borrower and Guarantors to Agent.

                  15. Additional Documents; Further Assurances. Borrower covenants and agrees to execute and deliver to Agent, or to cause to be executed and delivered to Agent contemporaneously herewith, at the sole cost and expense of Borrower, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Agent may require in connection with the matters or actions described herein. Borrower further covenants and agrees to execute and deliver to Agent or to cause to be executed and delivered at the sole cost and expense of Borrower, from time to time, any and all other documents, agreements, statements, certificates and information as Agent shall reasonably request to evidence or effect the terms hereof, the Loan Agreement, as amended, or any of the other Loan Documents, or to enforce or to protect Agent's interest in the Collateral. All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Agent in its sole discretion.

                  16. Certain Fees, Costs, Expenses and Expenditures. Borrower will pay all of the Agent's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs and fees and expenses of counsel retained by Agent and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever any Lender's or Agent's right to reimbursement under any of the Loan Documents.

                  17. Communications and Notices. All notices, requests and other communications made or given in connection with this Amendment shall be made in accordance with the provisions of the Loan Agreement.

                  18. Time of Essence. Time is of the essence of this Amendment.

                  19. No Waiver. Except as otherwise provided herein, nothing contained and no actions taken by Agent in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Agent under the Loan Documents or under the UCC. Nothing herein shall constitute a waiver by Agent of Borrower's or any Guarantor's compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Agent to enter into any further amendments with Borrower and Guarantors.

                  20. Inconsistencies. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower and Guarantors.

                  21. Binding Effect. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

                  22. Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

                  23. No Third Party Beneficiaries. The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

                  24. Modifications. No modifications of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

                  25. Holidays. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding Business Day.

                  26. Law Governing. This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

                  27. Headings. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

                  28. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Any signature delivered via facsimile shall be deemed an original signature hereto.

                  29. Joint and Several. The obligations of Borrower and Guarantors under this Amendment shall be joint and several obligations.

                  30. Waiver of Right to Trial by Jury. BORROWER, GUARANTORS AND THE LENDER GROUP WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, (b) ARISING UNDER ANY OF THE OTHER LOAN DOCUMENTS OR (c) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER, GUARANTORS OR ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, GUARANTORS AND THE LENDER GROUP AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER, GUARANTORS AND THE LENDER GROUP TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER AND GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

                  31. Release. Borrower and Guarantors hereby fully, finally and forever acquit, quitclaim, release and discharge Agent and Lender and their officers, directors, employees, agents, successors and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies, cause or causes of action to, or for the benefit (whether directly or indirectly) of Borrower or any Guarantor, at law or in equity, known or unknown, contingent or otherwise, asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Borrower or any Guarantor on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely (i) the negation, review, preparation or documentation of the Loan Agreement (including, without limitation, this Amendment) or any of the other Loan Documents or any other documents or agreements executed in connection therewith, (ii) the administration of the Loan Agreement and the other Loan Documents, (iii) the enforcement, protection or preservation of Agent's and Lender's rights under the Loan Agreement or any of the other Loan Documents or any other documents or agreements executed in connection therewith, and/or (iv) any action or inaction by Agent or Lender in connection with any such documents, instruments or agreements.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby.

[CORPORATE SEAL]                  BORROWER:
                                  --------

                                  TODAY'S MAN, INC., a Pennsylvania
                                  corporation

                                  By: /s/Frank E. Johnson
                                      -------------------
                                      Frank E. Johnson, Executive Vice President
                                      & Chief Financial Officer

[CORPORATE SEAL]                  GUARANTORS:
                                  ----------

                                  BENMOL, INC., a Delaware corporation

                                  By: /s/Frank E. Johnson
                                      -------------------
                                       Frank E. Johnson, President

[CORPORATE SEAL]                  D & L, INC., a Delaware corporation

                                  By: /s/Frank E. Johnson
                                      -------------------
                                      Frank E. Johnson, President


[CORPORATE SEAL]                  FELD & FELD, INC., a Delaware corporation

                                  By: /s/Frank E. Johnson
                                      -------------------
                                      Frank E. Johnson, President


(CORPORATE SEAL]                  TODAYSMAN.COM INC., a Delaware corporation

                                  By: /s/Frank E. Johnson
                                      -------------------
                                      Frank E. Johnson, President

                                  LENDERS:
                                  --------

                                  STANDARD FEDERAL BANK NATIONAL ASSOCIATION, formerly known as Michigan National Bank, as successor in interest to Mellon Bank, N.A.

                                        By:   LaSalle Business Credit, Inc., as
                                        agent

                                        By:   /s/Daniel K. Clancy
                                              -------------------
                                              Daniel K. Clancy, Vice President


                                  AGENT:
                                  ------

                                  STANDARD FEDERAL BANK NATIONAL ASSOCIATION, formerly known as Michigan National Bank, as successor in interest to Mellon Bank, N.A.

                                        By:   LaSalle Business Credit, Inc., as
                                        agent


                                        By:   /s/Daniel K. Clancy
                                              -------------------
                                              Daniel K. Clancy, Vice President

                              CONSENT AND AGREEMENT

         The undersigned acknowledges and consents to that certain Fifteenth Amendment and Modification to Loan and Security Agreement (the "Amendment") between Today's Man, Inc. ("Borrower"), the Guarantors defined therein and Standard Federal Bank National Association, formerly known as Michigan National Bank, as successor in interest to Mellon Bank, N.A., as Lender and in its capacity as Agent for the Lenders ("Standard"). The undersigned further acknowledges and agrees that none of the terms of the Amendment will in any way adversely affect his respective obligations or the rights of Standard under that certain Mortgage and Security Agreement dated November 29, 2000 (the "Mortgage") or that certain Assignment of Rents, Leases and Agreement of Sale dated February 1, 2001 (the "Assignment") executed by the undersigned in favor of Standard, all of the terms of which are hereby ratified and confirmed. The undersigned acknowledges receipt of a copy of the Amendment and the documents executed in connection therewith and acknowledges and agrees that he has had the opportunity to review the same. The undersigned further acknowledges that the liabilities and obligations of the Borrower incurred in connection with the Amendment and the documents executed in connection therewith shall be entitled to the benefits of and shall be part of the obligations secured by the Loan Documents to which the undersigned is a party. The undersigned warrants to Lender that as of the date hereof the undersigned has no defense or counterclaim whatsoever to any action or proceeding that may be brought to enforce Standard's or any Lender's rights and remedies under the Loan Documents to which the undersigned is a party. The undersigned acknowledges and agrees that the obligations of the Borrower under the foregoing Amendment, including without limitation, the obligations with respect to the Revolving Credit Facility, shall be secured by the Mortgage and the Assignment.

         The undersigned agrees that he has received good and valuable consideration for entering into the Mortgage and the Assignment. The undersigned further agrees that Standard may modify, amend, increase, extend, renew or supplement any of the Obligations or the Loan Documents, all without notice to or further consent from the undersigned, without affecting the obligations of the undersigned to Standard under the Mortgage or the Assignment.

         The undersigned waives any and all rights undersigned may have at any time (whether arising directly or indirectly, by operation of law or contract) to assert any claim against Borrower or any other guarantor on account of payments made or obligations performed under the Mortgage or the Assignment, including, without limitation, any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity.

         Capitalized terms used herein and not otherwise defined shall have such meaning as provided in the Amendment.

         IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement intending to be legally bound hereby, effective as of November 27, 2002.

   /s/Frank E. Johnson                         /s/David Feld              (SEAL)
---------------------------                   ----------------------------
WITNESS                                              DAVID FELD












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